UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 15, 2022

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Warrants, each warrant exercisable for one share of Class A Common Stock for $11.50 per share	FOXO WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 15, 2022 (the “Closing Date”), Delwinds Insurance Acquisition Corp., a Delaware corporation ( “Delwinds”), consummated the previously announced acquisition (the “Closing”) of FOXO Technologies Inc., a Delaware corporation (“FOXO”), pursuant to the Agreement and Plan of Merger, dated as of February 24, 2022  (as amended on April 26, 2022, July 6, 2022 and August 12, 2022, the “Merger Agreement”), by and among the Company, DWIN Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), DIAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and FOXO, whereby Merger Sub merged with and into FOXO, with FOXO surviving as a wholly-owned subsidiary of the Company (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “Delwinds” refers to the registrant prior to the closing of the Merger and “FOXO” refers to FOXO Technologies Inc., prior to the Merger.

As a result of and upon the Closing, among other things, (1) all outstanding shares of FOXO Class A common stock (after giving effect to the required conversion of all outstanding shares of FOXO preferred stock into shares of FOXO Class A common stock immediately prior to, and contingent upon, the Closing) and FOXO Class B Common Stock were converted into 24,718,705 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), (3) all FOXO options and FOXO warrants outstanding immediately prior to the effective time of the Merger (“Assumed Options” and “Assumed Warrants,” as applicable) were assumed and converted, subject to adjustment pursuant to the terms of the Merger Agreement, into options and warrants, respectively, of the Company, exercisable for shares of Class A Common Stock and (4) other than Assumed Options and Assumed Warrants, all other convertible securities and other rights to purchase capital stock of FOXO were retired and terminated, if they were not converted, exchanged or exercised for FOXO common stock immediately prior to the effective time of the Merger.

On September 13, 2022, Delwinds entered into a forward share purchase agreement (the “Forward Purchase Agreement”) with Meteora Capital Partners or its affiliates (collectively, “Meteora”) pursuant to which Meteora (i) committed to owning, as of the Closing, a certain number of shares of Class A Common Stock (the “Public Shares”), and (ii) may purchase up to an additional number of Public Shares from other holders of Public Shares, up to a maximum aggregate of 3,000,000 shares (the “Meteora Shares”). Prior to the closing of the Merger Meteora purchased 1,708,005 shares of Class A Common Stock from stockholders which had previously tendered such shares for redemption but agreed to reverse their redemption and sell such shares to Meteora at the redemption price, resulting in Meteora holding a total of 2,873,728 shares of Class A Common Stock, which Meteora agreed not to redeem in connection with the Merger. Additionally, the Company placed approximately $29,135,330 in escrow at the closing of the Merger to secure its purchase obligations to Meteora under the Forward Purchase Agreement. Pursuant to the terms of the Purchase Agreement, Meteora has the right to sell the Meteora Shares in the open market and, on the fifteen (15) month anniversary of the Closing, or earlier upon the occurrence of an accelerated maturity date under the terms of the Purchase Agreement (applicable upon the occurrence of certain events, including based on the trading price per share of the common stock of the Company following the Merger to require the Company to purchase from Meteora, on the fifteen (15) month anniversary of the Closing, or upon an accelerated maturity date, as applicable (the “Put Date”) any Meteora Shares (the “Share Repurchase”) held by Meteora as of such date. The foregoing description of the Forward Purchase Agreement is a summary only and is qualified in its entirety by reference to the Forward Purchase Agreement, a copy of which is attached as Exhibit 10.14 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed, concurrent with the execution of the Merger Agreement, Andrew J. Poole, Delwinds’ Chairman and Chief Executive Officer, and The Gray Insurance Company, which is an affiliate of certain of Delwinds’ officers and directors (the “Backstop Investors”) entered into Backstop Subscription Agreements (the “Backstop Subscription Agreements”) pursuant to which the Backstop Investors agreed, subject to the terms and conditions of the Backstop Subscription Agreements, to purchase certain newly-issued shares of Class A Common Stock, contingent upon the occurrence of certain events, including the amount of Public Shares redeemed upon consummation of the Business Combination and other contingencies. As previously disclosed by the Company in its Current Report on Form 8-K dated September 14, 2022, concurrent and in connection with Delwinds entering into the Forward Purchase Agreement, Delwinds and the Backstop Investors entered into revised Backstop Subscription Agreements (the “Revised Backstop Subscription Agreements”), the terms of which were also approved and agreed by FOXO. As a result of the terms of the Revised Backstop Subscription Agreements, the Backstop Investors did not subscribe for Delwinds shares concurrent with the consummation of the Business Combination pursuant to such agreements, in connection with Delwinds entering into the Forward Purchase Agreement with Meteora.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Annex A to the final joint proxy statement/consent solicitation statement/prospectus filed by Delwinds with the U.S. Securities and Exchange Commission (the “SEC”) on August 30, 2022 (the “Proxy Statement”), and is incorporated herein by reference. A more detailed description of the Business Combination can be found in the section titled “The Business Combination Proposal (Proposal 2)” beginning on page 127 of the Proxy Statement.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Effective as of the Closing, Delwinds, the Sponsor and directors and officers of Delwinds, entered into that certain Amendment to Letter Agreement (the “Insider Letter Amendment”). The Insider Letter Amendment amends that certain Letter Agreement, dated as of December 20, 2020, by and among Delwinds, the Sponsor and directors and officers of Delwinds (the “Existing Letter Agreement”) to reduce the lock-up period applicable to certain shares of Delwinds stock held by the Sponsor from one year to six months after the consummation of the Merger.

The foregoing description of the Insider Letter Amendment is a summary only and is qualified in its entirety by reference to the Insider Letter Amendment, a copy of which is attached as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Following the consummation of the Merger, the Company expects to enter into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that the Company will indemnify each of its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.17 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Private Placement Offering

On September 20, 2022, the Company entered into a senior promissory note purchase agreement (the “Purchase Agreement”), with the purchasers signatory thereto (the “Purchasers”), whereby the Purchasers agreed to purchase 15% Senior Promissory Notes (the “Notes”) in an aggregate principal amount of $3,457,500, which purchase was completed on the same day (the “Initial Closing”). Pursuant to the terms of the Purchase Agreement, the Company may hold one or more subsequent closings at any time prior to September 30, 2022, unless otherwise extended, to sell additional Notes in an aggregate principal amount of up to $20,000,000 (any such subsequent closings together with the Initial Closing, the “Offering”).

In connection with the Offering, the Company and Joseph Gunnar & Co. LLC, a U.S. registered broker-dealer (the “Placement Agent”), entered into a placement agency agreement (the “Placement Agency Agreement”), pursuant to which the Placement Agent agreed to act as exclusive placement agent for the Offering. Pursuant to the terms of the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 12% of the aggregate gross proceeds of the Offering, to be paid at each closing from the gross proceeds raised. In addition, at the Initial Closing, the Company will reimburse the Placement Agent $25,000 for its reasonable out-of-pocket expenses and an expense reimbursement of $75,000 to Placement Agent’s counsel. The Company also granted the Placement Agent a right of first refusal for a period of 9 months following the closing of the Offering to act as the placement agents with respect to any prospective financing (debt, equity or otherwise), provided that the Placement Agent raised no less than $5,000,000 for the Offering.

The Notes were offered and sold solely pursuant to, and in reliance upon, the exemption provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D (“Regulation D”) promulgated thereunder, to persons who qualify as “accredited investors” as that term is defined in Regulation D. The Purchase Agreement requires each Purchaser to represent and warrant that, as of the date of the applicable closing, such Purchaser is an “accredited investor” as defined in Regulation D, and that, to the Purchaser’s knowledge, it is not purchasing the Notes as a result of any general solicitation or general advertisement.

Senior Promissory Note Terms

The Notes mature on April 1, 2024 (the “Maturity Date”), and will accrue interest at an annual interest rate of fifteen percent (15%), commencing on the issuance date, compounded quarterly on each December 20, March 20, June and September 20 until the Maturity Date and on the Maturity Date itself (each, an “Interest Payment Due Date”). Interest shall be payable by increasing the principal amount of the Note (with such increased amount accruing interest as well) on each Interest Payment Due Date (“PIK Interest”). Monthly payments on the outstanding principal amount of the Note, as such amount may be increased as the result of the payment of PIK Interest (the “Outstanding Principal Balance”), will commence on November 1, 2023, until the Outstanding Principal Balance has been paid in full on the Maturity Date, or, if earlier, upon acceleration, or prepayment of the Note in accordance with the terms therein.

The Company may prepay the Indebtedness (as defined in the Notes), in full at any time or in part from time-to-time, subject to the terms and conditions set forth in the Notes, including the delivery of a written prepayment notice to the applicable holder of the Note. To prepay the Note in full, the prepayment amount will equal (i) the product of the Outstanding Principal Balance to be prepaid, excluding any increases as a result of PIK Interest, multiplied by 1.15, if the Company prepays all or any portion of the Note on or prior to the date that is three hundred sixty-five (365) calendar days after the issuance date, or (ii) the sum of (a) the Outstanding Principal Balance to be prepaid, plus (b) all other amounts, costs, fees and expenses due in respect of the Note on the date of prepayment, if the Company prepays all or any portion of the Note at any time after the date that is three hundred sixty-five (365) calendar days after the issuance date. Any proceeds received by the Company from a share forward or similar transaction entered into prior to the Merger can be retained by the Company and are not required to be used to prepay the Notes, regardless of whether any such proceeds are received by the Company after the Merger under such share forward or similar transaction.

The Notes contain several restrictive covenants of the Company, including that the Company cannot, without the prior written consent of 50.01% the holders of the Notes, create or incur any other indebtedness.

Lock-Up Release Agreements

In connection with the Offering and pursuant to the terms of the Purchase Agreement, the Company and each Purchaser entered into a lock-up release agreement (each, a “Release Agreement”), whereby the Company agreed to permit each Purchaser to transfer certain securities, notwithstanding the terms of certain lock-up agreements restricting the transfer of such securities, as described in further detail below.

Each Release Agreement refers to (i) that certain Securities Purchase Agreement, dated January 25, 2021, by and among FOXO and each investor (as amended, the “SPA”), (ii) that certain 12.5% Original Issue Discount Convertible Debenture issued pursuant to the SPA (as amended, the “Debenture”), (iii) that certain Common Stock Purchase Warrant (as amended, the “Warrant”, and together with the Debenture and any shares of common stock issuable pursuant to the Debenture and the Warrant, the “Securities”) issued pursuant to the SPA, and (iv) that certain Lock-Up Agreement (the “Lock-Up Agreement”) executed by each investor in connection with the Securities, which Lock-Up Agreement provides for a lock-up period that ends on the date that is one-hundred eighty (180) days from the date of the offering conducted in conjunction with the Merger.

Upon the Closing of the Merger and pursuant to the terms of the SPA, Debenture and Warrant, the Securities issued or issuable by FOXO were exchanged for equivalent securities of the Company.

Pursuant to the Release Agreements, the Company will permit the Purchasers to transfer their Released Relevant Securities (as defined in the Release Agreements), in accordance with the following schedule: (i) 50% of the Released Relevant Securities as of the date of the Release Agreement, (ii) a further 25% of the Released Relevant Securities on the date that is thirty (30) days following the closing of Merger, and (iii) the final 25% of the Released Relevant Securities on the date that is sixty (60) days following the closing of Merger.

The foregoing description of the terms of the Purchase Agreement, the Notes, the Placement Agency Agreement and the Release Agreements, and the transactions contemplated thereby, is a summary only and does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which are attached hereto as Exhibit 10.18, 4.3, 10.19 and 10.20, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the Proxy Statement, in the section entitled “The Business Combination Proposal (Proposal 2)—The Merger Agreement” beginning on page 127 of the Proxy Statement, which is incorporated by reference herein.

The Business Combination was approved by Delwinds stockholders at Delwinds’ special meeting of the stockholders held on September 14, 2022 (the “Special Meeting”). At the Special Meeting, 11,725,545 shares of Delwinds common stock were voted in favor of the proposal to approve the Business Combination, 1,037,959 shares of Delwinds common stock were voted against the proposal, and holders of 98,844 shares of Delwinds common stock abstained from voting on the proposal.

Holders of 7,967,679 shares of Delwinds Class A common stock properly exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from Delwinds’ initial public offering, calculated as of two business days prior to the Closing, or approximately $10.14 per share and $80,780,418 in the aggregate.

As consideration for the Merger, an aggregate of 24,718,705 shares of Class A Common Stock were issued to FOXO’s securityholders.

As of the Closing Date and immediately following the completion of the Business Combination, the Company had the following securities outstanding:

●	33,862,354 shares of Class A Common Stock;

●	2,965,500 stock options to purchase shares of Class A Common Stock, at a weighted average exercise price of approximately $7.13 per share;

●	1,905,853 warrants, each exercisable for one share of Class A Common Stock at a price of $6.21 per share (the “Assumed Warrants”);

●	10,062,500 public warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Public Warrants”); and

●	316,250 private placement warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Private Warrants”).

As of the Closing Date, the Sponsor forfeited 600,000 shares of Class B Common Stock and assigned all of its remaining securities of the Company to certain assignees pursuant to securities assignment and joinder agreements, pursuant to which such assignees became parties to the Existing Letter Agreement, as amended by the Insider Letter Amendment, the Registration Rights Agreement, dated as of December 10, 2020, and Warrant Agreement, dated as of December 10, 2020, as applicable.

The Company’s Class A Common Stock commenced trading on the NYSE American (“NYSE American”) under the symbol “FOXO” on September 16, 2022. The Public Warrants will continue to trade on the New York Stock Exchange under the symbol “FOXO WS”, and it is anticipated that trading of such warrants will move to the NYSE American exchange following completion of certain NYSE American procedures. Delwinds’ publicly traded units automatically separated into their component securities upon the Closing and, as a result, such units no longer trade as a separate security and were delisted from the New York Stock Exchange.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in FOXO. Accordingly, pursuant to Item 2.01(f) of Form 8-K, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, future operating results, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will,” “seek,” “target,” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and on the current expectations, forecasts and assumptions of the management of the Company, involve a number of judgments, risks and uncertainties and are inherently subject to changes in circumstances and their potential effects and speak only as of the date of such statements. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed, contemplated or implied by these forward-looking statements. The Company cautions you that these forward-looking statements are subject to numerous risk and uncertainties, most of which are all difficult to predict and many of which are beyond the control of the Company.

In addition, the Company cautions you that the forward-looking statements regarding the Company, which are included in this Current Report on Form 8-K, are subject to the following factors:

●	actual results may vary from expectations regarding (and the Company’s ability to meet expectations regarding) the Company’s strategies and future performance, including the Company’s future business plans or objectives and its ability to invest in growth initiatives;

●	the Company has a history of losses and may not achieve or maintain profitability in the future;

●	the Company faces significant competition and expects to face increasing competition in many aspects of its business, which could cause our operating results to suffer;

●	the Company intends to apply the relatively new field of epigenetics to life insurance underwriting, which it cannot guarantee will produce the results it seeks or needs for its business model;

●	if the Company fails to grow its business as anticipated, revenues, gross margin and operating margin will be adversely affected;

●	the effects of the COVID-19 pandemic on the Company’s business and the actions the Company may take in response thereto;

●	expectations regarding the time during which the Company will be an “emerging growth company” under the JOBS Act; and

●	other risks and uncertainties indicated in the Proxy Statement, including those set forth under the section entitled “Risk Factors” beginning on page 56 of the Proxy Statement, which are incorporated herein by reference.

Business and Properties

The business of the Company following the Business Combination is described in the Proxy Statement in the section entitled “Information About FOXO” beginning on page 207 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 56 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of FOXO prior to the Business Combination is described in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FOXO” beginning on page 230 of the Proxy Statement, which is incorporated herein by reference.

Executive Compensation

Detailed information regarding the compensation of FOXO’s named executive officers for the years ended December 31, 2021 and 2020 is described in the Proxy Statement in the section titled “Executive Compensation of FOXO” beginning on page 276 of the Proxy Statement, which is incorporated by reference herein.

Detailed information regarding the compensation of FOXO’s non-employee directors for the year ended December 31, 2021 is described in the Proxy Statement in the section titled “Director Compensation” beginning on page 282 of the Proxy Statement, which is incorporated by reference herein.

Executive Officer and Director Compensation Following the Business Combination

The Company is still in the process of negotiating, approving, and implementing new employment arrangements with each of its named executive officers following the Closing, which will govern the terms of their continuing employment with the Company.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 283 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of the Company’s Common Stock as of September 15, 2022:

●	each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock on such date;

●	each current executive officer of the Company and each member of the Company’s board of directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to their beneficially owned securities.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock	% of Class
Directors and Executive Officers:
Jon Sabes (1)	6,030,330	16.2%
Andrew Poole (2)	1,169,162	3.1%
Murdoc Khaleghi (3)	146,820	*
Bret Barnes (4)	50,000	*
Brian Chen (5)	1,430,417	3.8%
Tyler Danielson (6)	814,313	2.2%
Erin Sharoni (7)	786,622	2.1%
Robby Potashnick (8)	559,407	1.5%
Michael Will (9)	542,753	1.5%
All directors and executive officers as a group (9 individuals)	11,529,824	31.0%

Five Percent Holders:
GWG Holdings, Inc. (10)	4,646,698	12.5%
Cinctive Global Master Fund Ltd. (11)	1,970,226	5.3%

*	less than 1%.
(1)	Includes 181,511 shares of Class A Common Stock underlying Assumed Warrants held by JK-JBM Family Investment LLC of which Mr. Sabes exercises voting control, 3,507,000 shares of Class A Common Stock held by Mr. Sabes that are subject to forfeiture pursuant to the Management Contingent Share Plan, 807,465 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Mr. Sabes and 1,161,674 shares of Class A Common Stock held by FOXO Management, LLC of which Mr. Sabes exercises voting control.
(2)	Includes 730,142 shares of Class A Common Stock held by Mr. Poole, 42,500 shares of Class A Common Stock underlying Private Warrants held by Mr. Poole and 396,520 shares of Class A Common Stock held in irrevocable trusts for the benefit of Mr. Poole’s children, of which Mr. Poole exercises voting control.
(3)	Includes 130,000 shares of Class A Common Stock held by Dr. Khaleghi that are subject to forfeiture pursuant to the Management Contingent Share Plan and 16,820 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Dr. Khaleghi.
(4)	Includes 50,000 shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan.
(5)	Includes 760,000 shares of Class A Common Stock held by Mr. Chen that are subject to forfeiture pursuant to the Management Contingent Share Plan and 670,417 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Mr. Chen.
(6)	Includes 760,000 shares of Class A Common Stock held by Mr. Danielson that are subject to forfeiture pursuant to the Management Contingent Share Plan and 36,888 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Mr. Danielson.
(7)	Includes 760,000 shares of Class A Common Stock held by Ms. Sharoni that are subject to forfeiture pursuant to the Management Contingent Share Plan and 26,622 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Ms. Sharoni.
(8)	Includes 510,000 shares of Class A Common Stock held by Mr. Potashnick that are subject to forfeiture pursuant to the Management Contingent Share Plan and 49,407 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Mr. Potashnick.
(9)	Includes 510,000 shares of Class A Common Stock held by Mr. Will that are subject to forfeiture pursuant to the Management Contingent Share Plan and 32,753 shares of Class A Common Stock underlying vested options and options expected to vest by November 15, 2022 held by Mr. Will.
(10)	The business address for GWG Holdings, Inc. is 325 North St. Paul Street, Suite 2650, Dallas, TX 75201.
(11)	Cinctive Capital Management LP serves as the investment advisor to Cinctive Global Master Fund Ltd. Lawrence Sapanski and Richard Schimel, Co-CIOs of Cinctive Capital Management LP, can be deemed to share voting control and investment power over shares beneficially owned by Cinctive Global Master Fund Ltd. The business address for Cinctive Global Master Fund Ltd. is Maples Corporate Services Limited, Ugland House, South Church Street. Grand Cayman, Cayman Islands, KY1-1104.

Directors and Executive Officers

The Company’s directors and executive officers and the composition of the Board of Directors are described in the Proxy Statement in the section entitled “Management After the Business Combination—Executive Officers and Directors After the Business Combination” beginning on page 269 of the Proxy Statement and that information is incorporated herein by reference.

Director Independence

A description of the independence of the Company’s directors is described in the Proxy Statement in the section entitled “Management After the Business Combination—Director Independence” beginning on page 271 of the Proxy Statement and that information is incorporated herein by reference.

Committees of the Board of Directors

A description of the Company’s board committees is described in the Proxy Statement in the section entitled “Management After the Business Combination—Board Committees” beginning on page 272 of the Proxy Statement and that information is incorporated herein by reference.

Director Compensation

A description of the Company’s Non-Employee Director Compensation Policy is described in the Proxy Statement in the section entitled “Director Compensation—Post-Combination Director Compensation” beginning on page 282 of the Proxy Statement and that information is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings of Delwinds is included in the Proxy Statement in the section entitled “Information About Delwinds—Legal Proceedings” beginning on page 195 of the Proxy Statement and that information is incorporated herein by reference.

The description of legal proceedings of FOXO is included in the Proxy Statement in the section entitled “Information About FOXO—Legal Proceedings” beginning on page 229 of the Proxy Statement and that information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Registrant’s Securities

A description of the Company’s securities is in the Proxy Statement in the section titled “Description of Securities of the Combined Company” beginning on page 246 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Following the consummation of the Merger, the Company plans to enter into indemnification agreements with each of its directors and executive officers. These indemnification agreements will provide the directors and executive officers with contractual rights to indemnification for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request. The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.17 to this Current Report on Form 8-K and is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the terms and conditions of the Common Stock Purchase Agreement, dated as of February 24, 2022 (the “ELOC Purchase Agreement”), with CF Principal Investments LLC (“Cantor”), on September 16, 2022, the Company issued 190,476 shares of Class A Common Stock, as commitment shares (the “Commitment Shares”), to Cantor as consideration for its irrevocable commitment to purchase the shares of Class A Common Stock upon the terms and subject to the satisfaction of the conditions set forth in the ELOC Purchase Agreement. The Commitment Shares issued to Cantor were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Cantor represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and an appropriate restrictive legend was affixed to the certificate representing the securities (or reflected in restricted book entry with the Company’s transfer agent). Cantor also had adequate access, through business or other relationships, to information about the Company.

Item 3.03	Material Modification to Rights of Security Holders.

On September 15, 2022, the Company filed its second amended and restated certificate of incorporation (the “Charter”) with the Secretary of State of the State of Delaware and adopted its amended and restated bylaws (the “Bylaws”). Copies of the Charter and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

Effective September 15, 2022, the Company’s board of directors dismissed Grant Thornton LLP (“Grant Thornton”), Delwinds’ independent registered public accounting firm prior to the Merger, as the Company’s independent registered public accounting firm.

The report of Grant Thornton on the financial statements of Delwinds as of December 31, 2021 and for the period from April 27, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the period from April 27, 2020 (inception) through December 31, 2021 and subsequent interim period through June 30, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between Delwinds and Grant Thornton on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on Delwinds’ financial statements for such period.

During the period from April 27, 2020 (inception) through December 31, 2021 and subsequent interim period through June 30, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with the initial public offering of Delwinds, which resulted in the restatement of Delwinds’ financial statements as set forth in Amendment No. 1 to Delwinds’ Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 17, 2021.

The Company has provided Grant Thornton with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K and has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Grant Thornton’s letter, dated September 21, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Disclosures regarding the new independent auditor.

On September 20, 2022, the Company’s board of directors approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ended December 31, 2022. KPMG served as the independent registered public accounting firm of FOXO prior to the Closing. During the year ended December 31, 2021 and the subsequent interim period through June 30, 2022, FOXO did not consult with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to FOXO that KPMG concluded was an important factor considered by FOXO in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01	Changes in Control of Registrant.

The information set forth above in the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 to this Current Report on Form 8-K are incorporated herein by reference.

In addition, the Incentive Plan and the Management Contingent Share Plan became effective upon the Closing. Pursuant to the terms of the Incentive Plan, there are 3,386,235 shares of Class A Common Stock available for issuance under the Incentive Plan, which is equal to ten percent (10%) of the aggregate number of shares of Class A Common Stock issued and outstanding immediately after the Closing (giving effect to the redemptions).

A description of the Incentive Plan is included in the section titled “The Incentive Plan Proposal (Proposal 8)” beginning on page 174 of the Proxy Statement, which is incorporated herein by reference.

A description of the Management Contingent Share Plan is included in the section titled “The Management Contingent Share Plan Proposal (Proposal 9)” beginning on page 179 of the Proxy Statement, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The material terms of each of the Charter and the Bylaws and the rights of holders of the Company’s capital stock are included under the sections titled “The Charter Proposal (Proposal 3)” and “Comparison of Stockholder Rights” beginning on page 167 and page 255, respectively, of the Proxy Statement, which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective September 15, 2022, the Board adopted a Code of Conduct and Ethics (the “Code”) applicable to all directors, officers, employees, and certain affiliates of the Company. Among other things, the Code establishes certain guidelines and principles relating to ethics, conflicts of interest, corporate opportunities, confidentiality, compliance with laws, insider trading, anti-corruption and bribery, books and records, data security, external communications and political contributions, internal reporting and compliance procedures.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the section titled “The Business Combination Proposal (Proposal 2)” beginning on page 127 of the Proxy Statement, which is incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of FOXO as of and for the years ended December 31, 2021 and 2020 are included in the Proxy Statement beginning on page F-38, which is incorporated herein by reference.

The unaudited consolidated financial statements of FOXO as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 are included in the Proxy Statement beginning on page F-70, which is incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2021 and as of and for the six months ended June 30, 2022 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description	Included	Form	Referenced Exhibit	Filing Date

2.1+	Agreement and Plan of Merger, dated as of February 24, 2022, by and among Delwinds Insurance Acquisition Corp., FOXO Technologies Inc., DWIN Merger Sub Inc., and DIAC Sponsor LLC, in its capacity as Purchaser Representative thereunder.	By Reference	8-K	2.1	March 2, 2022

2.2	Amendment to Agreement and Plan of Merger, dated as of April 26, 2022, by and among Delwinds Insurance Acquisition Corp., FOXO Technologies Inc. and DIAC Sponsor LLC, in its capacity as Purchaser Representative.	By Reference	8-K	2.1	April 27, 2022

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of July 6, 2022, by and among Delwinds Insurance Acquisition Corp., FOXO Technologies Inc. and DIAC Sponsor LLC, in its capacity as Purchaser Representative.	By Reference	8-K	2.1	July 6, 2022

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated as of August 12, 2022, by and among Delwinds Insurance Acquisition Corp., FOXO Technologies Inc. and DIAC Sponsor LLC, in its capacity as Purchaser Representative.	By Reference	8-K	2.1	August 12, 2022

3.1	Certificate of Incorporation of FOXO Technologies Inc.	Filed Herewith

3.2	Bylaws of FOXO Technologies Inc.	Filed Herewith

4.1	Warrant Agreement, dated December 10, 2020, between Delwinds and Continental Stock Transfer & Trust Company, as Warrant Agent.	By Reference	8-K	4.1	December 16, 2020

4.2	Form of Assumed Warrant.	Filed Herewith

4.3	Form of 15% Senior Promissory Note.	Filed Herewith

10.1	Investment Management Trust Agreement, dated December 10, 2020, by and between the Delwinds and Continental Stock Transfer & Trust Company, as trustee.	By Reference	8-K	10.2	December 16, 2020

10.2	Registration Rights Agreement, dated December 10, 2020, by and among Delwinds and certain security holders.	By Reference	8-K	10.3	December 16, 2020

10.3	Securities Subscription Agreement, dated May 28, 2020, by and between Delwinds and DIAC Sponsor LLC.	By Reference	S-1	10.5	September 11, 2020

10.4	Form of Backstop Subscription Agreements, dated February 24, 2022, by and between Delwinds and the Subscription investors thereto.	By Reference	8-K	10.6	March 2, 2022

10.5	FOXO Technologies Inc. 2022 Equity Incentive Plan.	Filed Herewith

10.6	2022 Management Contingent Share Plan (including Notice of Grant)	By Reference	S-4/A	10.9	August 26, 2022

10.7	FOXO Technologies Inc. 2020 Equity Incentive Plan.	Filed Herewith

10.8	Form of FOXO Technologies Inc. 2020 Equity Incentive Plan Award Agreements.	Filed Herewith

10.9	Common Stock Purchase Agreement, dated as of February 24, 2022, by and between Delwinds and Cantor.	By Reference	8-K	10.4	March 2, 2022

10.10	Registration Rights Agreement, dated as of February 24, 2022, by and between Delwinds and Cantor.	By Reference	8-K	10.5	March 2, 2022

10.11	Form of Lock-Up Agreement, dated as of February 24, 2022, by and among Delwinds, the Purchaser Representative and the stockholders of FOXO party thereto.	By Reference	8-K	10.2	March 2, 2022

10.12	Form of Voting Agreement, dated as of February 24, 2022, by and among Delwinds, FOXO and the stockholders of FOXO party thereto.	By Reference	8-K	10.1	March 2, 2022

10.13	Form of Non-Competition Agreement, effective as of February 24, 2022, by and among Delwinds, FOXO and the stockholders of FOXO party thereto.	By Reference	8-K	10.3	March 2, 2022

10.14	Forward Share Purchase Agreement, dated September 13, 2022, by and between (i) Delwinds, (ii) Meteora Special Opportunity Fund I, LP, a Delaware limited partnership (“MSOF”), (iii) Meteora Select Trading Opportunities Master, LP, a Cayman Islands limited partnership (“MSTO”) and (iv) Meteora Capital Partners, LP, a Delaware limited partnership.	Filed Herewith

10.15+	Form of Revised Backstop Subscription Agreement, dated September 13, 2022.	Filed Herewith

10.16	Insider Letter Amendment.	Filed Herewith

10.17*	Form of Indemnification Agreement.	Filed Herewith

10.18+	Form of Senior Promissory Note Purchase Agreement.	Filed Herewith

10.19	Placement Agency Agreement.	Filed Herewith

10.20	Form of Lock-Up Release Agreement.	Filed Herewith

14.1	Code of Conduct and Ethics	Filed Herewith

16.1	Letter from Grant Thornton LLP to the SEC dated September 21, 2022.	Filed Herewith

21.1	List of Subsidiaries	Filed Herewith

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2020.	Filed Herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed Herewith

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

*	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Jon Sabes
Name: Jon Sabes
Title: Chief Executive Officer and Chairman

Date: September 21, 2022